THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Taiwan Equity Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in equity securities issued by companies located in, or deriving revenue from, the Republic of China. Daiwa Asset Management (H.K.) Ltd. acts as the Fund's Investment Manager. National Capital Management Corp., of Taiwan, acts as the Fund's Investment Adviser.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Stock Exchange of Singapore ("SES"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the SES, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "TYW". Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by calling (800) 933-3440 or (201) 915-3020.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Fund's Manager in Hong Kong at (011-852) 2521-0166, or to the Fund at (800) 426-5523 or
(781) 575-2000. Inquiries concerning your share account should be directed to the Fund at the latter numbers noted immediately above. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the State Street Bank and Trust Company (the "Plan Agent"). A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or (781) 575-2000, or by writing The Taiwan Equity Fund, Inc., c/o State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

                                  1998 LIPPER
                      PERFORMANCE ACHIEVEMENT CERTIFICATE

                            TAIWAN EQUITY FUND INC.

                            Ranks NUMBER ONE in the
                  Lipper International Closed-End Fund Service

        Period Ending           Geographical Concentration     [LIPPER INC CORPORATE SEAL
      December 31, 1998                                               1999 U.S.A.]

           1 Year                         Taiwan
                                          EQUITY

      /s/ Simon Thomson                [LOGO] LIPPER              /s/ A. Michael Lipper
----------------------------         A REUTERS Company        ----------------------------
       SIMON THOMSON,             The Analytical Standard        A. MICHAEL LIPPER, CFA
      PRESIDENT and CEO          for Investment Companies               CHAIRMAN

                                  1998 LIPPER
                      PERFORMANCE ACHIEVEMENT CERTIFICATE

                            TAIWAN EQUITY FUND INC.

                            Ranks NUMBER ONE in the
                  Lipper International Closed-End Fund Service

        Period Ending           Geographical Concentration     [LIPPER INC CORPORATE SEAL
      December 31, 1998                                               1999 U.S.A.]

           2 Years                        Taiwan
                                          EQUITY

      /s/ Simon Thomson                [LOGO] LIPPER              /s/ A. Michael Lipper
----------------------------         A REUTERS Company        ----------------------------
       SIMON THOMSON,             The Analytical Standard        A. MICHAEL LIPPER, CFA
      PRESIDENT and CEO          for Investment Companies               CHAIRMAN

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                   July 15, 1999
DEAR SHAREHOLDERS:

    We are pleased to present the Semi-Annual Report of The Taiwan Equity Fund, Inc. (the "Fund") for the six months ended June 30, 1999. As previously announced, the Fund had been named by Lipper Inc. as the top-performing fund in Lipper's Taiwan/Equity category for both the one-year and two-year periods ending December 31, 1998.

STOCK MARKET REVIEW

    The Taiwan Weighted Index (TWI) rose 31.9%, from 6,418 to 8,467, during the first six months of 1999. During the same period, the New Taiwan Dollar ("TWD") depreciated from TWD 32.21 to 32.30 against the US Dollar ("USD"). Consequently, the TWI gained 31.6% in USD terms during the period.

    Despite declining interest rates, the Taiwanese government's supporting measures and the strength of most other markets, the market in Taiwan declined by 14% in the first one and a half months of 1999. Major reasons for the decline included deteriorating economic conditions, continuing sluggish trade figures, worse-than-expected corporate earnings, weak property demand and tightening credit among financial institutions caused by the financial distress of several listed companies. However, after the government adopted measures to recapitalize banks in mid-February, including cuts in required reserve ratios and the tax rate on banks to lessen the risk of bankruptcy, investor confidence toward the financial market was restored. This, plus a rally in other Asian markets, brought a sharp upturn in sentiment. The market hit the bottom in mid-February and started to rebound afterwards. In addition, continuing positive signals for the economy, including recovering export growth, rising commodity prices, continued foreign funds inflow, good sales for most electronics companies and the recovering semiconductor cycle, all helped to boost the market. The Taiwanese market continued to move higher and rose by 31.9%, to close at 8,467 in June. During the first half of 1999, the semiconductor and information technology sectors led the market outperformers as a result of strong demand for PC-related products and semiconductor products. The construction and banking sectors underperformed the most due to concerns over the sluggish property market and the banks' increasing over-due loan ratios.

ECONOMIC REVIEW AND OUTLOOK

TRADE

    In the first six months of 1999, exports increased by 5.5% year on year ("YOY") to USD 57.5 billion while imports declined by 3.8% to USD 51.2 billion. This resulted in a trade surplus of USD 6.2 billion, a 416% increase compared to a year earlier. Exports improved dramatically, reflecting the boost from a weaker TWD, recovering Asian regional demand and the continuing strength of the U.S. and European economies. Export growth was driven by the information, technology and electronics sectors. Import decline was due to still-weak private consumption and domestic demand during the first five months. However, imports in June already turned in 5.2% growth, which implies that private consumption has started to pick up.

    Export orders in the first five months of 1999 rose by 3.3% YOY, which signals that exports in the third quarter may be strong. The growth was due to rising Asian demand and persistent strength in electronics orders, particularly from the U.S. and Japan. Exports may continue to be strong over the second half of the year,

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
considering it is the peak season for information technology ("IT") products. Overall, due to recovering economic conditions in Asia and continuing strength of U.S. demand growth, the Taiwanese government revised its forecast for 1999 export growth to 5.5% YOY and import growth to +1.0% YOY.

INFLATION

    Despite a hike in oil prices, no inflationary pressure on Taiwan exists. The Consumer Price Index ("CPI") and Wholesale Price Index ("WPI") rose 0.3% and declined 7.0%, respectively, in the first six months of 1999. Both the CPI and WPI were low due to the high comparison base of 1998, and the slack local economy helped keep consumer prices low. The Fund's management expects the CPI to be higher and the WPI to turn positive in the second half of 1999. In light of the pick-up in the economy, CPI inflation is forecast to grow 1.6% and the WPI to shrink 3.0% in 1999, given the TWD's possible strengthening and lowered import taxes as Taiwan prepares to enter the World Trade Organization.

EXCHANGE RATE

    In the first half of 1999, the TWD depreciated from 32.21 to 32.30 against the USD. The TWD first depreciated by 2.8% to around 33.10 vs. the USD due to weak exports in the first quarter, then gradually appreciated to 32.30 in June 1999. The strong trade surplus and consistent external liquidity flowing into the domestic financial markets were the major reasons driving the currency rise in the second quarter. Stabilized Asian currencies also helped the TWD's appreciation. For the second half of 1999, the TWD may slightly appreciate, considering the strengthening exports, stronger-than-expected Asian recovery and continuing foreign funds inflow. However, there is uncertainty over the direction of the Chinese Renminibi ("RMB"). Although a sharp depreciation may have a psychological impact on most Asian currencies, including the TWD, Taiwan would actually benefit from a depreciation of the RMB. As many local companies have moved labor-intensive operations to China, devaluation of the RMB may boost China's exports and benefit those Taiwanese companies.

MONEY SUPPLY, INTEREST RATES AND MONETARY POLICY

    In light of the deteriorating economic conditions and in order to restore confidence in the banking system, after four rate cuts in late 1998, Taiwan's Central Bank cut bank required reserve ratios by an aggressive 120 basis points in February 1999. Altogether, bank-required reserve ratios were reduced from 8.3% to 6.4%, and rediscount rates were reduced from 5.3% to 4.5%. Short-term rates fell from 5.3% to 4.8%. Growth in the M2 and M1b money supply trended upward with an average of 8.7% YOY and 5.3% YOY, respectively, in the first five months of 1999. Growth in both rates was due to recovering economic conditions, a widening trade surplus, active stock market trading and persistent foreign funds inflow. Looking forward, the Fund's management is anticipating that the money supply growth rates may continue to rise based on strong market liquidity, renewed stability in the banking system and growing loan demand associated with the economic recovery.

    Despite the strong Taiwanese stock market recovery, the Central Bank did not raise interest rates at its June 24th Board meeting, because Taiwan's economy is in the early stages of a recovery and reasonably loose liquidity is necessary to support further economic growth. The Fund's management expects the Central Bank may maintain a rather loose, stable monetary policy, as the economic recovery is not strong enough to sustain a rate increase. It may not allow liquidity to become too loose, as consumer prices could rise in the second half. The M1b and M2 money supply growth rates in 1999 are forecast to be 8.0% and 8.3%, respectively.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

ECONOMIC GROWTH

    Most of the economic data indicates that Taiwan's economy has been improving. The strongest indicator is the rebound in exports. Exports posted 5.5% growth in the first six months of 1999, in contrast to a 9.4% decline in 1998. The 3.3% rise in export orders in May 1999 anticipates exports in the second half will continue to grow. Industrial production growth of 7.1% was strong, compared to 2.6% growth in 1998. The first quarter Gross Domestic Product ("GDP") growth of 4.3% showed a much better performance compared to the 3.7% growth in the fourth quarter of 1998. The improving exports will drive corporate revenues and profits. The rebound in the IC industry and healthy demand for IT products has caused companies to increase their capital expenditures. Looking forward, if demand from Asian countries can be sustained and a global upturn in the electronics cycle can continue to benefit Taiwan's exports, the economy may grow stronger in the second half of this year and even better in year 2000. Furthermore, the Taiwanese government may continue to speed up investment through land development and infrastructure construction. Domestic demand will serve as an important driving force for GDP growth. In view of the optimistic outlook, GDP growth in 1999 was revised upward by several institutions, from 4.8% to above 5.2%.

POLITICAL REVIEW AND OUTLOOK

    Political tensions between Taiwan and China eased after high-level talks resumed in October 1998. Relations between the two sides had been stable since then. However, tensions increased again in July 1999 as Taiwan announced that it is not a province of China and negotiations with China are under a "state-to-state" status. After some high profile statements, China may take more serious measures to curb Taiwan's political aggressiveness. An important barometer to watch is whether Beijing will cancel a planned October 1999 visit to Taiwan by its top Taiwan Strait envoy, Wang Daohan. On the domestic front, after the ruling Kuomintang ("KMT") Party won 55% of Taiwan's parliamentary seats in the December 1998 election, its next challenge is the March 2000 presidential election, which is much more important. In the third quarter of 1999, the market may be affected by the KMT nomination period. China may make some threatening moves to try to warn voters to not choose a leader opposed to unification with China. The market may be affected by the possible political instability. Despite this possible uncertainty, the Taiwanese bourse may not be seriously impacted, as the fundamentals are sound and the government may adopt more fiscal and monetary policies favorable to the equity market.

STOCK MARKET OUTLOOK

    Looking forward, in short term, the tensions between Taiwan and China may stay for a while. The policies and actions taken by both governments may continue to affect the market movement. Fortunately, after the Morgan Stanley Composite Index announced its intention to increase Taiwan's weighting in its AC Far East ex-Japan Index from 17% to 26.8%, foreign funds may continue to flow into Taiwan and the market liquidity may improve dramatically. In addition, considering the strong demand of PC related products, recovering semiconductor cycle, and stronger than expected Asian regional demand, Taiwan's economy may continue to improve. If China does not take drastic action toward Taiwan before the year end, the market has the potential to rise to the 9,000 level considering the earnings growth momentum of Taiwanese companies.

    For the longer term, Taiwan looks relatively sound and attractive as compared to most Asian countries. The economic growth in Asian countries is recovering, especially in Korea, Thailand and Singapore. Taiwan's GDP will grow an estimated 5.2%, with growth in the second half of 1999 stronger than in the first half. Considering Asia's recovery and growing demand from the U.S. and Europe, exports and imports could grow well in 1999,

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
which may drive private investment and private consumption. Given its relatively sound financial condition, 15% and 20% corporate earnings growth in 1999 and 2000, respectively, reasonable valuations in the market and a diversified and competitive industrial base, Taiwan will remain an attractive market for long-term investment.

FUND PERFORMANCE AND STRATEGY

    As of June 30, 1999, the Fund's net assets were USD 70.2 million, equivalent to USD 15.63 per share. For the six months ended June 30, 1999, the Fund's net asset value per share increased by 36.99% in USD terms, whereas the TWI rose 31.6% in USD terms. Thus, the Fund outperformed the index by 5.0%.

    In terms of strategy, the Fund's management plans to overweight electronics, semiconductors, shipping and good-growth non-classified stocks. Electronics/semiconductors may have good upside potential due to continuing strong PC demand and the recovering semiconductor cycle. This signals that corporate spending on PCs may not be significantly affected when we approach the year 2000. Some Taiwanese PC system and components producers may benefit from the continuing trend toward outsourcing, while others may benefit from gaining market share at the expense of second-tier players. Companies with global competitiveness and strong relations with major U.S. companies may provide good value for investments. In addition, the Fund's management also favors shipping shares with higher container shipping rates expected and selected shares with stable earnings growth in the non-classified sector. Some cyclicals, like paper and steel industries, have seen signs of a recovery in light of the strengthening demand from Asia and after long consolidation phases. The Fund increased these sectors to neutral and plans to maintain the status quo in the future. On the other hand, the Fund's management may under-weight the construction sector due to the sluggish property market. Even though the Fund also is under-weighting the banking sector now due to valuation and non-performing loan ratio concerns, it may be looking to add some cheap valuation banks with low non-performing loan ratios later this year, as bank earnings may improve following the general economic recovery.

SHARE BUY-BACK PROGRAM

    As you may know, the Fund's Board of Directors approved a share repurchase program on June 3, 1999. The program authorizes the Fund to buy back up to 20% of its outstanding common shares in the open market. The Board adopted the program as an appropriate measure to reduce the Fund's discount to its net asset value at which its shares have traded and to enhance value for the Fund's shareholders by repurchasing shares at a significant discount, while allowing its holders to continue to enjoy all the benefits of investment in a closed-end fund. Under the program, the Fund will repurchase shares at management's discretion in such quantities and at such times when it considers the purchases to be consistent with the dual objectives of the program.

THE YEAR 2000 ISSUE

    The Fund continues to review the current status of its exposure to the Year 2000 computer issue. The Fund does not own or directly use any computers in conducting its business. Instead it relies on various service providers to conduct its business and its service providers may use or depend on computers to provide services to the Fund. Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly address this problem prior to January 1, 2000.

    The Fund's Board of Directors has adopted a Year 2000 plan which involves:
(1) collecting information regarding the Year 2000 preparations of its service providers through a questionnaire prepared and distributed

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
by the Fund's management, (2) assessing the information provided by the service providers, and (3) if necessary, adopting measures to replace service providers who fail to indicate that they will become Year 2000 compliant on a timely basis. The Fund had been advised by each of its service providers that it has adopted a Year 2000 plan, completed an internal assessment of its computer systems, and begun implementation of procedures to bring its mission-critical systems into Year 2000 compliance. The Fund has been informed that substantially all of its service providers will be compliant by the end of July 1999. Based on this information, management of the Fund does not anticipate that the transition to the 21st Century will have any material impact on the Fund's operations; however, management of the Fund will continue to monitor the situation. In addition, however, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 problem. The Year 2000 problem could also have a negative impact on the companies in which the Fund invests, and this could have a negative impact on the Fund's investment returns.

PORTFOLIO MANAGEMENT

    Mr. Victor Shih has been the Fund's portfolio manager since January 1, 1996 and is responsible for the day-to-day management of the Fund's portfolio. Mr. Shih joined Daiwa Asset Management (H.K.) Ltd. ("DAM") in May 1995 and is currently a senior portfolio manager with DAM specializing in the Taiwan market. Prior to joining DAM, from 1990 to mid-1995 Mr. Shih worked for the Taipei Branch of ABN-AMRO Bank where he was Assistant Vice President in charge of company/industry analysis, credit analysis and marketing corporate financial products to clients.

    We would like to thank you for your continuing support and interest in The Taiwan Equity Fund, Inc.

Sincerely,

/s/ MASAYASU OHI                            /s/ SADAMU TSUNEISHI
MASAYASU OHI                                SADAMU TSUNEISHI
CHAIRMAN OF THE BOARD                       PRESIDENT

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

-------------------------------------------
TAIWANESE COMMON STOCKS--96.96%
--------------------------------------------------------------------------------

  SHARES                                               VALUE
----------                                          -----------
BANKS--4.43%
 1,273,164 Chinatrust Commercial Bank.............. $ 1,529,184
   800,400 Hua Nan Commercial Bank.................   1,585,736
                                                    -----------
                                                      3,114,920
                                                    -----------
COMPUTERS--14.58%
   575,000 Acer Peripherals Inc....................   1,423,972
   328,320 Acer Sertek Inc.........................   1,133,224
   420,000 Asustek Computer Inc....................   4,732,541
   105,007 Inventec Co., Ltd.......................     352,689
 1,500,000 Shuttle Inc.............................   2,600,297
                                                    -----------
                                                     10,242,723
                                                    -----------
CONSTRUCTION ENGINEERING--0.71%
   912,660 Cathay Construction Corp................     497,239
                                                    -----------
ELECTRICAL MACHINERY--3.57%
 1,257,164 Phoenixtec Power Co. Ltd................   2,510,125
                                                    -----------
ELECTRONICS--15.69%
   410,000 Boardtek Electronics Corp...............     487,370
   364,000 Chroma Ate Inc..........................   1,064,822
   900,000 Delta Electronics, Inc..................   4,986,999
   200,000 Hon-Hai Precision Industrial Corp.......   1,807,826
 2,000,000 Tatung Co., Ltd.........................   2,674,591
                                                    -----------
                                                     11,021,608
                                                    -----------
FINANCIAL SERVICES--4.37%
   795,000 Capital Securities Corp.................     750,604
 1,280,980 Yuanta Securities Corp..................   2,319,754
                                                    -----------
                                                      3,070,358
                                                    -----------

  SHARES                                               VALUE
----------                                          -----------
LIFE INSURANCE--3.52%
   688,138 Cathay Life Insurance Co., Ltd.......... $ 2,471,026
                                                    -----------
MISCELLANEOUS--5.75%
 1,200,716 Pou Chen Corp...........................   3,902,773
    63,520 Taiwan SECOM Corp.......................     136,659
                                                    -----------
                                                      4,039,432
                                                    -----------
PAPER--1.63%
 1,000,000 Chung Hwa Pulp Corp.....................     715,082
 1,000,000 Yuen Foong Yu Paper Manufacturing Co.,
           Ltd....................................      430,287
                                                    -----------
                                                      1,145,369
                                                    -----------
PLASTICS--5.83%
 2,000,000 Grand Pacific Petrochemical.............   1,163,943
 1,768,382 Nan Ya Plastics Corp....................   2,928,691
                                                    -----------
                                                      4,092,634
                                                    -----------
REAL ESTATE--1.20%
 1,187,500 Kindom Construction Co., Ltd............     845,484
                                                    -----------
SEMICONDUCTORS--26.99%
 1,600,376 Advanced Semiconductor Engineering
           Inc....................................    5,399,981
 1,230,000 Siliconware Precision Industries Co.,
           Ltd....................................    2,341,660
 1,961,850 Taiwan Semiconductor Manufacturing
           Co.....................................    7,500,262
 1,726,035 United Microelectronics Corp............   3,713,454
                                                    -----------
                                                     18,955,357
                                                    -----------
SHIPS & SHIPPING--1.78%
 1,000,000 Evergreen Marine Corp...................   1,250,619
                                                    -----------

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

TAIWANESE COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                               VALUE
----------                                          -----------
STEEL--1.69%
 1,600,000 Sheng Yu Steel Co., Ltd................. $ 1,183,754
                                                    -----------
TEXTILE--5.22%
 2,000,000 Far Eastern Textile Ltd.................   2,971,768
 1,800,000 Lealea Enterprise Co....................     693,722
                                                    -----------
                                                      3,665,490
                                                    -----------
Total Taiwanese Common Stocks
  (Cost--$50,968,408).............................   68,106,138
                                                    -----------

-------------------------------------------
SHORT-TERM INVESTMENTS--3.44%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
NEW TAIWAN DOLLAR SAVINGS
  ACCOUNT--0.55%
    12,554 International Commercial Bank of China,
           1.50% (Payable on Demand)..............      388,624
                                                    -----------
U.S. DOLLAR TIME DEPOSIT--2.89%
     2,030 Bank of New York, 2.70% due 7/1/99......   2,029,607
                                                    -----------
Total Short-Term Investments (Cost--$2,412,172)...
                                                      2,418,231
                                                    -----------
Total Investments--100.40%
  (Cost--$53,380,580).............................   70,524,369
Liabilities in excess of other assets-- (0.40)%...
                                                      (281,792)
                                                    -----------
NET ASSETS (Applicable to 4,493,129 shares of
  capital stock outstanding; equivalent to $15.63
  per share)100.00%...............................  $70,242,577
                                                    -----------
                                                    -----------

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Semiconductors.....................    26.99%
Electronics........................    15.69
Computers..........................    14.58
Plastics...........................     5.83
Miscellaneous......................     5.75
Textile............................     5.22
Banks..............................     4.43
Financial Services.................     4.37
Electrical Machinery...............     3.57
Life Insurance.....................     3.52

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------

  -------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
JUNE 30, 1999 (UNAUDITED)
-------------------------------------------
                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
Taiwan Semiconductor
  Manufacturing Co.................    10.68%
Advanced Semiconductor Engineering
  Inc..............................     7.69
Delta Electronics, Inc.............     7.10
Asustek Computer Inc...............     6.74
Pou Chen Corp......................     5.56
United Microelectronics Corp.......     5.29
Far Eastern Textile Ltd............     4.23
Nan Ya Plastics Corp...............     4.17
Tatung Co., Ltd....................     3.81
Shuttle Inc........................     3.70

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost--$53,380,580).......................    $ 70,524,369
  Interest and dividends receivable..........         112,485
  Prepaid expenses...........................          34,083
                                                 ------------
    Total assets.............................      70,670,937
                                                 ------------
LIABILITIES
  Payable for capital stock repurchased......         199,567
  Payable to investment manager..............          60,645
  Payable to administrator...................          12,500
  Accrued expenses and other liabilities.....         155,648
                                                 ------------
    Total liabilities........................         428,360
                                                 ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   4,493,129 shares issued and outstanding...          44,931
  Paid-in capital in excess of par value.....      56,647,349
  Accumulated net investment loss............        (502,854)
  Accumulated net realized loss on
   investments...............................      (3,091,973)
  Net unrealized appreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........      17,145,124
                                                 ------------
    Net assets applicable to shares
     outstanding.............................    $ 70,242,577
                                                 ------------
                                                 ------------
        NET ASSET VALUE PER SHARE............    $      15.63
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $39,879)..................................    $    159,515
  Interest (net of withholding taxes of
   $1,150)...................................           8,839
                                                 ------------
    Total investment income..................         168,354
                                                 ------------
EXPENSES:
  Investment management fee..................         320,183
  Administration fee.........................          75,000
  Taiwan stock dividend tax..................          68,445
  Legal fees and expenses....................          53,367
  Custodian fees and expenses................          42,943
  Audit and tax services.....................          30,399
  Reports and notices to shareholders........          24,212
  Directors' fees and expenses...............          15,876
  Insurance expense..........................          13,200
  Transfer agency fee and expenses...........           7,557
  Other......................................          20,026
                                                 ------------
    Total expenses...........................         671,208
                                                 ------------
NET INVESTMENT LOSS..........................        (502,854)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized losses on investments.........      (3,073,951)
  Net realized foreign currency transaction
   losses....................................         (18,022)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      22,616,897
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................           3,894
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................      19,528,818
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $ 19,025,964
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 FOR THE SIX
                                                    MONTHS
                                                    ENDED         FOR THE YEAR
                                                   JUNE 30,           ENDED
                                                     1999         DECEMBER 31,
                                                 (UNAUDITED)          1998
                                                 ------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $   (502,854)    $  (1,379,573)
  Net realized gain (loss) on:
    Investments..............................      (3,073,951)        4,060,017
    Foreign currency transactions............         (18,022)         (236,256)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........      22,616,897        (9,001,170)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           3,894            (7,700)
                                                 ------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................      19,025,964        (6,564,682)
                                                 ------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............               0        (3,493,171)
                                                 ------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from
   reinvestment of dividends.................           8,979                 0
  Cost of capital stock repurchased..........        (199,567)                0
                                                 ------------     -------------
  Net increase (decrease) in net assets
   derived from capital stock transactions...        (190,588)                0
                                                 ------------     -------------
  Net increase (decrease) in net assets......      18,835,376       (10,057,853)
NET ASSETS:
  Beginning of period........................      51,407,201        61,465,054
                                                 ------------     -------------
  End of period (including accumulated net
   investment loss of $502,854 and $0,
   respectively).............................    $ 70,242,577     $  51,407,201
                                                 ------------     -------------
                                                 ------------     -------------

                See accompanying notes to financial statements.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Taiwan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on January 12, 1994. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Prior to commencing operations on July 25, 1994, the Fund had no operations other than the sale of 7,120 shares of common stock for a total of $100,036 on July 19, 1994 to Daiwa Securities America Inc. ("DSA"), the lead underwriter of the Fund and an affiliate of Daiwa Securities Trust Company ("DSTC"), the Fund's administrator and custodian and Daiwa Asset Management (H.K.) Ltd., the Fund's investment manager.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    During the six months ended June 30, 1999, the Fund was subject to Taiwanese withholding tax of 20% on interest and cash dividends paid to the Fund by Taiwanese corporations. The Fund also receives stock dividends which are recorded as stock splits without recognizing dividend income. However, for certain stock dividends, the Fund is liable for withholding tax of 20% of the par value of shares received. Withholding tax is recorded as an expense on the ex-dividend date, or after the ex-dividend date, but as soon as the Fund is informed of such dividends.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has entered into an Investment Management Agreement dated July 9, 1999 (the "Management Agreement") with Daiwa Asset Management (H.K.) Ltd. (the "Manager"). Pursuant to the Manager Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 1.20% of the Fund's average weekly net assets. In addition,

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 1999, no such expenses were paid to the Manager. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $39,465 to Daiwa Securities Co. Ltd. (Taipei Branch), an affiliate of the Manager, in connection with the portfolio transactions.

    The Investment Management Agreement became effective July 9, 1999 when a change of control with respect to the ultimate parent company of the Investment Manager occurred. While the Fund will accrue the fee owed under the Agreement from July 9, 1999 until the Agreement is approved by the Fund's stockholders, the fee for that period will not be paid to the Investment Manager, unless the Agreement and payment of the fees is approved by the Fund's stockholders. A stockholders' meeting for this purpose is scheduled for September 17, 1999.

    The Manager has an Investment Advisory Agreement (the "Advisory Agreement") with National Capital Management Corp. (the "Adviser"), which provides general and specific investment advice to the Manager with the respect to the Fund's assets. The Manager pays the Adviser a monthly fee at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets and 0.06% of the Fund's average weekly net assets in excess of $100 million. During the six months ended June 30, 1999, there were no commissions paid by the Fund to affiliates of the Adviser in connection with portfolio transactions.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DSTC provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 1999, there were no out-of-pocket expenses incurred by the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside the United States. DSTC has appointed The International Commercial Bank of China ("ICBC") to act as the subcustodian for all of the cash and securities of the Fund held in Taiwan. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the six months ended June 30, 1999, DSTC earned $16,299 from the Fund for its custodial services, excluding the fees and expenses of ICBC.

    At June 30, 1999 the Fund owed to DSTC $12,500 and $17,838 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to ICBC totalling $14,902.

    During the six months ended June 30, 1999, the Fund paid or accrued $53,367, for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at June 30, 1999 was $50,968,408, excluding $2,412,172 of short-term investments. At that date, for federal income tax purposes the net unrealized appreciation on investments, excluding short-term securities, of $17,137,730 was composed of gross appreciation of $20,082,012 for those investments having an excess of value over cost, and gross depreciation of $2,944,282 for those investments having an excess of cost over value. For the six months ended June 30, 1999, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding short-term securities, were $24,704,171 and $27,718,857, respectively.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. During the six months ended June 30, 1999, 1,011 shares were issued as a result of the reinvestment of the dividend paid on January 21, 1999 to those shareholders electing to reinvest dividends.

    On June 3, 1999, the Fund announced that its Board of Directors had approved a share repurchase program that authorizes the Fund to buy back up to 20% of its outstanding common shares in the open market. As of June 30, 1999, the Fund had repurchased 15,200 shares in connection with its repurchase program.

    Of the 4,493,129 shares outstanding at June 30, 1999, DSA owned 7,957 shares.

THE TAIWAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                            FOR THE
                                              SIX                                                                  FOR THE
                                             MONTHS                                                                 PERIOD
                                             ENDED                                                                 JULY 25,
                                            JUNE 30,               FOR THE YEARS ENDED DECEMBER 31,               1994* TO,
                                              1999       ----------------------------------------------------    DECEMBER 31,
                                           (UNAUDITED)      1998          1997          1996          1995           1994
                                           ----------    ----------    ----------    ----------    ----------    ------------
Net asset value, beginning of period....   $  11.41      $    13.64    $    12.09    $     9.65    $    14.10    $  14.05
                                           ----------    ----------    ----------    ----------    ----------    ------------
Net investment loss.....................      (0.11)          (0.31)        (0.34)        (0.21)        (0.21)       0.18
Net realized and unrealized gains
 (losses) on investments and foreign
 currency transactions..................       4.32           (1.14)         1.89          2.65         (3.94)       0.06
                                           ----------    ----------    ----------    ----------    ----------    ------------
Net increase (decrease) in net asset
 value resulting from operations........       4.21           (1.45)         1.55          2.44         (4.15)       0.24
                                           ----------    ----------    ----------    ----------    ----------    ------------
Less: dividends and distributions to
 shareholders
  Net investment income.................      --             --            --            --             (0.17)         --
  Net realized gains from investments
   and foreign currency transactions....      --              (0.78)       --            --             (0.13)         --
                                           ----------    ----------    ----------    ----------    ----------    ------------
    Total dividends and distributions to
     shareholders.......................      --              (0.78)       --            --             (0.30)         --
                                           ----------    ----------    ----------    ----------    ----------    ------------
Anti-dilutive effect of shares
 repurchased............................       0.01          --            --            --            --              --
                                           ----------    ----------    ----------    ----------    ----------    ------------
Offering costs charged to paid-in
 capital in excess of par value.........      --             --            --            --            --           (0.19)
                                           ----------    ----------    ----------    ----------    ----------    ------------
Net asset value, end of period..........   $  15.63      $    11.41    $    13.64    $    12.09    $     9.65    $  14.10
                                           ----------    ----------    ----------    ----------    ----------    ------------
                                           ----------    ----------    ----------    ----------    ----------    ------------
Per share market value, end of period...   $  13.50      $     9.00    $   11.375    $   10.125    $   10.625    $ 11.875
                                           ----------    ----------    ----------    ----------    ----------    ------------
                                           ----------    ----------    ----------    ----------    ----------    ------------
Total investment return:
  Based on market price at beginning and
   end of period, assuming reinvestment
   of dividends.........................      50.00%         (13.97)%       12.35%        (4.71)%       (8.04)%    (15.48)%+
  Based on net asset value at beginning
   and end of period, assuming
   reinvestment of dividends............      36.99%          (9.04)%       12.82%        25.28%       (29.66)%      0.36%+
Ratios and supplemental data:
  Net assets, end of period (in
   millions)............................   $   70.2      $     51.4    $     61.5    $     54.5    $     43.5    $   63.6
  Ratios to average net assets of:
    Expenses, excluding Taiwan stock
     dividend tax.......................       2.20%**         2.11%         2.03%         2.29%         2.34%       2.12%**
    Expenses, including Taiwan stock
     dividend tax.......................       2.45%**         2.63%         2.44%         2.80%         2.72%       2.20%**@
    Net investment income (loss)........      (1.84)%**       (2.29)%       (2.16)%       (1.46)%       (1.88)%      2.96%**
  Portfolio turnover....................      45.65%          70.78%        74.22%        94.12%        31.75%       9.33%

--------------------------
  *  Commencement of operations.
 **  Annualized.
  +  Total return is calculated exclusive of sales charges.
  @ Reflects reclassification of certain expenses for comparative purposes.

-----------------------------------------
BOARD OF DIRECTORS
Masayasu Ohi, CHAIRMAN
Sadamu Tsuneishi
Martin J. Gruber
Christina Y. Liu
Oren G. Shaffer
-----------------------------------------
OFFICERS
Sadamu Tsuneishi
PRESIDENT
Daniel F. Barry
VICE PRESIDENT AND SECRETARY
Sean J. Peters
TREASURER
John A. Koopman
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
Judy Runrun Tu
ASSISTANT SECRETARY
-----------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
-----------------------------------------
INVESTMENT MANAGER
Daiwa Asset Management (H.K.) Ltd.

INVESTMENT ADVISER
National Capital Management Corp.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
-----------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

      The
      Taiwan
      ------------------------
      Equity
      ------------------------
      Fund, Inc.
      ------------------------

      Semi-Annual Report
      June 30, 1999
      ----------------------------------